EXHIBIT 23.2



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


               As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 31, 1993 included in Collins & Aikman Holdings Corporation's Form 10-K for the year ended January 30, 1993.





                                             / S / Arthur Andersen & Co.

                                             Arthur Andersen & Co.

          Charlotte, North Carolina
          April 27, 1994